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                   METLIFE INSURANCE COMPANY OF CONNECTICUT
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         METLIFE OF CT VARIABLE LIFE INSURANCE SEPARATE ACCOUNT THREE

                                  VINTAGELIFE

                METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
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          METLIFE OF CT VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE
          METLIFE OF CT VARIABLE LIFE INSURANCE SEPARATE ACCOUNT TWO

                                  VINTAGELIFE
                           PORTFOLIO ARCHITECT LIFE

                       SUPPLEMENT DATED JANUARY 30, 2007
                                    TO THE
                PROSPECTUSES DATED MAY 2, 2005, AS SUPPLEMENTED

This supplement revises certain information in the May 2, 2005 and May 3, 2004 prospectuses for the above referenced variable life insurance policies. You should read and retain this supplement.

When you purchased your policy, the prospectus you received showed that we would deduct an Administrative Expense Charge from your cash value at a current and guaranteed rate of 0.40%. We have continued to deduct this percentage from your cash value every year since. However, the 2004 and 2005 prospectuses that were sent to you showed a reduction in the current rate from 0.40% to 0.00%. (No change was shown in the guaranteed rate of 0.40%.) These were typographical errors. There was no reduction in the current Administrative Expense Charge in 2004 or 2005, nor was there any intention that it be reduced. The current and guaranteed rate continues to be 0.40%, as it has been since you purchased your policy.

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